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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 7, 2003

                             STEALTH MEDIALABS, INC.
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 ______________________________________________
                 (State or Other Jurisdiction of Incorporation)

         000-26439                                   98-0203927
    ________________________            ____________________________________
    (Commission File Number)            (I.R.S. Employer Identification No.)

         11475 Commercial Ave., Suite 11, Richmond, IL            60071
    ________________________________________________________________________
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (847) 356-0799
               ___________________________________________________
              (Registrant's Telephone Number, Including Area Code)



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Item 1.  Change in control of registrant

                  NONE

Item 2.  Acquisition or disposition of assets

                  NONE

Item 3.  Bankruptcy or receivership

                  NONE

Item 4.  Changes in registrant's certifying accountant

                  NONE

Item 5.  Other Events.

         With regard to the topic of maintaining our reporting obligations in compliance with the requirements of the Securities Act of 1934 as amended, and particularly with Regulation S-B and the recent Sarbanes-Oxley Act, we have made the following determinations as of the date of this report:

OUR 10-QSB FILINGS IN CALENDAR 2003 ARE DEFECTIVE

         After consultation with our auditors and legal counsel, we have discovered that all of the 10QSB filings that we have made during calendar 2003 are defective in at least one respect. It has become our understanding that under Regulation SB, each quarterly 10-QSB filing must be reviewed by our auditors according to a specific procedure as set forth under the US STATEMENT OF AUDITING STANDARD NO. 100 - INTERIM FINANCIAL INFORMATION AND SEC RULES AND REGULATIONS. None of our 10QSB filings in calendar 2003 have conformed to this requirement, although we in good faith believed at the time of filing that our reports were fully and completely compliant.

         As a result we are re-amending our Quarterly Reports on Form 10-QSB for the second and third quarters to include the following legend (our first quarter report included such a legend.):

         "THE COMPANY DID NOT OBTAIN A REVIEW OF THESE INTERIM FINANCIAL STATEMENTS BY AN INDEPENDENT ACCOUNTANT USING PROFESSIONAL REVIEW STANDARDS AND PROCEDURES, ALTHOUGH THAT REVIEW IS REQUIRED BY PARAGRAPH (b) OF ITEM 310 OF REGULATION S-B."

WE ARE PRESENTLY UNABLE TO SATISFY OUTSTANDING OBLIGATIONS TO OUR AUDITORS

         We have accumulated residual payables to our auditing firm of approximately $58,000 in connection with completion of our first audit of our financial statements, which were for the two years ended October 31, 2002. The total audit fees for those audit services exceeded $100,000, which was substantially in excess of the estimates we received before the audit was undertaken. Our current auditing firm and other replacement candidates have been solicited for project quotations to execute reviews of our quarterly reports in 2003 and to audit our financial statements for the fiscal year which ended October 31, 2003. The estimated fees for engaging a qualified auditing firm to complete a full year's compliance procedures and to review financial reports we file ranges from a low of approximately $60,000 to a high exceeding $200,000 per year. Accordingly, payments amounting to as much as $258,000 would be required to pay back obligations and to maintain fully compliant financial filings with the SEC.

         Our internally generated cash for the entire fiscal year ended October 31, 2003, although vastly improved from the prior year, is not sufficient to pay these expenses at the present time; and our cash reserves are likewise inadequate.



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FULLY COMPLIANT FILINGS ARE NOT PRESENTLY POSSIBLE

         As previously disclosed in our public filings, it has become even clearer to us that becoming a full publicly-reporting company in 2002 was an immensely premature transition. The process did not produce even 5% of the operating capital normally raised in normal processes of becoming public; and raised less than 25% of the operating capital that we were led to believe would be produced in the process by our bankers at the time. Further, the later financing that the founders undertook in mid-2003 was delayed inordinately, for 6 months. Dissident shareholders of our founding investor Colorocs Information Technologies, Inc. saw fit to use legal means to delay Colorocs' portion of this new investment. Considerable opportunity was lost to our company in the 6 month delaying period, as our CEO spent a large portion of his time convincing a small group of Colorocs shareholders that their actions were damaging Stealth MediaLabs - which had been characterized by Colorocs' CEO as its most valuable asset.

         Despite our acute under-capitalization and a prevalent environment of adversity, we have begun to generate meaningful revenues and internally generated cash flow during 2003. We believe in our company, mission and prospects more strongly now than ever; and our directors have proven their belief by personally borrowing funds and re-lending to the Company at considerable personal risk not shared by other stockholders. We have concluded that using our limited cash resources to obtain audited or reviewed financial reports in order to maintain full-reporting status by the Company would not be rational at this time and would pose an almost certain risk of bankrupting the company.

         Accordingly, effective immediately, we intend to postpone action on our obligation to obtain compliant reviews from our auditors on our quarterly reports and to obtain and file audit reports on our financial statements for the most recent fiscal year, until a time in the future when our available cash resources again make it feasible, as set forth below.

NASD DE-LISTING: EFFECT OF POSTPONING AUDITS

         We have been informed by the NASD that in the absence of filing fully compliant reports with the SEC by Monday, November 10, 2003, our stock will be de-listed from the NASD OTC Bulletin Board Listing Service, and become a "Pink Sheet" stock. Based upon our understanding of the ramifications of these developments, we expect the following effects:

         o Sales of Restricted Stock under RULE 144 will not be available

                  Restricted stock may be sold into a public trading market under Rule 144 only if the issuer is current in it reporting obligations under the Securities Act of 1934, as amended. As stated above, we do not expect to fully comply with the obligations to obtain and file audit reports and auditor reviews of financial statements. Therefore we do not expect that holders of our common stock, most of whom received their stock in or after October 2002, will be able to sell shares into the public market under Rule 144.

         o Restrictive Legends may be removed from Restricted Stock held by non-affiliates beginning two years from the date of issuance under most circumstances. For most current non-affiliated stockholders this would mean that shares would become more readily transferable beginning October 31, 2004, which is two years from the date we completed the reverse acquisition transaction and became a public reporting company.

         o        We may become current in our reporting obligations in 2004.

                  We are formulating a plan to raise a fund to pay for audit compliance costs and expenses for a minimum of two years. See paragraph below headed "PLAN TO RAISE COMPLIANCE FUND". If we succeed at this plan, and there can be no guarantee that we will succeed, it may become possible to complete required audits and reviews of our financial statements render Rule 144 shares tradable sooner than October 30, 2004.

PLAN TO RAISE COMPLIANCE FUND

         We are considering a plan to offer securities to accredited investors, possibly including present shareholders who are also qualified accredited investors, to raise funds sufficient to pay for two years' worth of compliance costs and expenses, or a minimum of approximately $400,000. These funds, if raised, would be deposited in an escrow account restricted in use only for those costs directly supportive of filing required reports under the Securities Act of 1934, as amended and maintaining perfected compliance. We would consider such a financing only if it could be structured in a manner such that it is exempt from registration under applicable state and federal securities laws and regulations. We presently have no ability to estimate the likelihood of success in this potential financing plan, which has not advanced to the formal planning stage.

         If we fail to raise a compliance fund as described here, we will resume fully-compliant auditing procedures at a point in the future when we have developed significant cash flow or retained earnings for the current year which result in at least $500,000 of available internally generated cash resources to the Company.



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SHAREHOLDERS' CONTACT

         Our CEO is available during normal business hours to answer shareholder or broker inquiries on the above or any other business topic. His contact information is as follows:

                  Howard Leventhal, CEO
                  Stealth MediaLabs, Inc.
                  11475 Commercial Avenue, Suite 11
                  Richmond, IL 60071
                  Phone: 847-356-0799
                  Fax: 312-896-9235
                  Email: hleventhal@hotmail.com

Item 6.  Resignations of registrant's directors

                  NONE

Item 7.  Financial Statements and Exhibits

                  N.A.

Item 8.  Change in fiscal year

                  NONE

Item 9.  Change in security ratings

         We anticipate that our securities will be de-listed from the NASD Over-the-Counter Bulletin Board Service on Monday November 10, 2003. Trading of unrestricted shares may remain available via "Pink Sheet" trading services. Summary information about Pink Sheet trading may be found at http://www.pinksheets.com



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  /s/ Howard Leventhal
                                  -------------------------------------
                                  (Registrant)

Dated: November 10, 2003          By:  /s/ Howard Leventhal
                                       --------------------------------
                                  Name:  Howard Leventhal
                                  Title: Chief Executive Officer and
                                         Principal Financial Officer